UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 9, 2014

Date of Earliest Event Reported: June 9, 2014

The Pep Boys - Manny, Moe & Jack

(Exact name of registrant as specified in charter)

Pennsylvania	1-3381	23-0962915
(State or other jurisdiction of	(Commission	(I.R.S. Employer ID number)
incorporation or organization)	File No.)

3111 W. Allegheny Ave. Philadelphia, PA	19132
(Address of principal executive offices)	(Zip code)

215-430-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On June 9, 2014, The Pep Boys — Manny, Moe & Jack issued a press release announcing its earnings for the fiscal quarter ended May 3, 2014.

The information in Items 2.02 and 9.01 (including the Exhibits filed herewith) of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Items 2.02 and 9.01 (including the Exhibits filed herewith) of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No. 99.1   Press release dated June 9, 2014.

Exhibit No. 99.2   Unaudited supplemental financial data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PEP BOYS - MANNY, MOE & JACK

	By:	/s/ DAVID R. STERN
David R. Stern
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

Date: June 9, 2014